UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 31, 2013

Date of Report (Date of earliest event reported)

PROOFPOINT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35506	51-0414846
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

892 Ross Drive, Sunnyvale, CA		94089
(Address of principal executive offices)		(Zip Code)

(408) 517-4710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 31, 2013, Proofpoint, Inc. (the “Company”) issued a press release announcing financial results information for the quarter ended December 31, 2012.

This press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report, including the exhibit hereto, is furnished pursuant to Item 2.02 of Form 8-K and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On January 29, 2013, Tom Cooper, the Company’s Executive Vice President, Worldwide Field Operations, notified the Company that he intends to retire.  Mr. Cooper is expected to continue to serve the Company in his current capacity while the Company conducts its search for his replacement.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Number	Description

99.1	Press release, dated January 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2013	PROOFPOINT, INC.

	By:	/s/ Paul Auvil
Paul Auvil
Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press release, dated January 31, 2013.